                                            UAM Funds
                                            Funds for the Informed Investor/sm/

NWQ Special Equity Portfolio
Annual Report                                                   October 31, 2001


                                                                      [LOGO] UAM

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2001

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                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ....................................................     1

Statement of Net Assets .................................................     5

Statement of Operations .................................................     8

Statement of Changes in Net Assets ......................................     9

Financial Highlights ....................................................    10

Notes to Financial Statements ...........................................    12

Report of Independent Accountants .......................................    17
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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October 31, 2001

Dear Shareholders:

The NWQ Special Equity Portfolio closed the twelve-month period ending October 31st with the Institutional and Service Classes appreciating 1.2% and 0.7%, respectively. Results compared favorably versus the overall market (S&P 500) return of (24.9)% and S&P MidCap return of (12.5)%.

This past fiscal year may prove to be one of the most dramatic and poignant periods in our nation's history. Consider that in the last twelve months, the Supreme Court effectively decided the outcome of a presidential election for the first time. The Federal Reserve cut interest rates by a whopping 450 basis points. Terrorists attacked the World Trade Center and Pentagon buildings, killing 4,537 civilian and military personnel and forcing the closure of the U.S. financial markets and airports. Least of all, the U.S. and its allies declared war against terrorism and began military actions against the Taliban in Afghanistan. All of these events have had a profound influence on the financial markets. The economy, which was flirting with recessionary levels earlier in the year, has declined further as business spending remains weak, consumer confidence has dropped, and the budget surplus has disappeared.

The lingering effects of a weak economy and the tragic events of September 11 have adversely impacted the performance of money managers this year. The positive performance of the Special Equity Portfolio reflects our value-oriented discipline whereby we invest in stocks with compelling valuations, attractive risk/reward characteristics, and catalysts in place that will drive shareholder value. We have also limited our exposure in highly leveraged companies that could face earnings pressure in a slowing economy. Our best performing stocks for the year were our industrials, which performed well based on low valuations, company specific catalysts, and anticipation of a rebound in the economy. Our industrial holdings include Packaging Corp., Praxair, and York International, among others. Our consumer non-durables, particularly Albertson's and Philip Morris, benefited from attractive valuations, improving fundamentals, and investor's rotation into non-economically sensitive stocks. More recently, our mortgage and title insurance holdings have benefited from 30-year low interest rates that have led to higher refinance activity and strong earnings growth.

While there were areas of the stock market that performed well during the year, the lack of earnings visibility and declining revenues hampered the performance of most stocks. Technology stocks were especially vulnerable as the industry suffers from excessive inventories, deep discounting, and a drop in business capital investment. Our technology exposure, although limited, includes Agere Systems, Agilent

                                       1
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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Technologies, Maxtor Corp., and Quantum Corporation. Also, the September attacks and weak economy severely impacted the performance of our modest holdings in the airline, lodging, and cruise industries. We believe these industries will recover as increased security measures help to calm travelers' fears, the economy improves, and investors recognize the compelling valuations.

Looking forward, business activity has slowed considerably since the attacks as consumer spending has declined noticeably and logistical problems and the tightening of border restrictions has caused some manufacturing plants to sit idle for lack of crucial parts. Many firms have scaled back operations and laid off workers, pushing the economic recovery that was expected to occur early next year out by six to nine months. We expect the aggressive combination of both fiscal and monetary stimulus to fuel growth again in 2002 and that the consumers' retrenchment in the months ahead will improve the savings rate, cut debt loads, and create some pent-up demand.

Sincerely,


/s/ Jon D. Bosse
Jon D. Bosse, CFA
Chief Investment Officer & Portfolio Manager
NWQ Investment Management Company

                                       2
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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                           Ten Largest Equity Holdings
                       (as a percentage of the Portfolio)

1. Philip Morris (3.3%)                        6. Praxair (2.8%)
2. Fidelity National Financial (3.3%)          7. Sprint (2.8%)
3. IndyMac Bancorp (3.1%)                      8. Noble Affiliates (2.5%)
4. Countrywide Credit (3.1%)                   9. MGIC Investment (2.5%)
5. Telephone & Data Systems (2.8%)             10. Bank of America (2.4%)

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

  There are no assurances that a portfolio will meet its stated objectives.

  A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.


                     Definition of the Comparative Indices
                     -------------------------------------

S&P MidCap 400 Index consists of 400 domestic stocks chosen for market size (medium market capitalization of approximately $700 million), liquidity, and industry group representation. It is a market-value weighted index with each stock affecting the index in proportion to its market value.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

                                       3
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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Growth of a $10,000 Investment

                          AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIOD ENDED OCTOBER 31, 2001

         Institutional Class Shares     Institutional Service Class Shares

                1       Since                1                    Since
              Year     11/4/97*            Year                 11/7/97*

              1.23%      8.30%             0.71%                  8.11%


                     NWQ Inst Cl     NWQ InsSvc Cl     S&P 500

11/4/97                10,000            10,000         10,000
 Oct-98                10,000            10,061         12,200
 Oct-99                11,933            11,951         15,332
 Oct-00                13,580            13,545         16,265
 Oct-01                13,747            13,641         12,215

                         Periods ended on October 31st


*  Beginning of operations. Index comparisons begin on 10/31/97.
** If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

   All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

          A portfolio's performance assumes the reinvestment of all
                         dividends and capital gains.

   Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

      Please note that one cannot invest directly in an unmanaged index.

                See definition of comparative index on page 3.

                                       4
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2001
--------------------------------------------------------------------------------

 STATEMENT OF NET ASSETS
 COMMON STOCKS - 95.2%

                                                     Shares              Value
                                                   ----------         ----------

CONSUMER DISCRETIONARY -- 8.3%
    AT&T Liberty Media, Cl A* ....................     32,376         $  378,475
    E.W. Scripps, Cl A ...........................      5,900            363,853
    Fortune Brands ...............................      8,900            327,965
    Royal Caribbean Cruises ......................     25,300            278,300
    Station Casinos* .............................     16,300            133,823
                                                                      ----------
                                                                       1,482,416
                                                                      ----------
CONSUMER STAPLES -- 9.4%
    Albertson's ..................................     12,000            382,920
    Loews ........................................      7,600            386,080
    Philip Morris ................................     12,600            589,680
    Sara Lee .....................................     14,500            323,205
                                                                      ----------
                                                                       1,681,885
                                                                      ----------
ENERGY -- 13.4%
    Conoco, Cl B .................................     11,400            292,980
    Kerr-McGee ...................................      4,800            276,480
    Noble Affiliates .............................     11,900            439,943
    Ocean Energy .................................     15,019            274,097
    Phillips Petroleum ...........................      7,180            390,664
    Talisman Energy ..............................     10,000            351,100
    Transocean Sedco Forex .......................     12,900            388,935
                                                                      ----------
                                                                       2,414,199
                                                                      ----------
FINANCIAL SERVICES -- 27.5%
    Bank of America ..............................      7,267            428,680
    Countrywide Credit Industries ................     13,800            551,034
    FelCor Lodging Trust .........................     19,700            273,633
    Fidelity National Financial ..................     25,300            582,153
    FleetBoston Financial ........................      9,600            315,456
    Hartford Financial Services ..................      7,800            421,200
    IndyMac Bancorp* .............................     21,800            559,824
    JP Morgan Chase ..............................      8,850            312,936
    MGIC Investment ..............................      8,500            439,790
    Radian .......................................     12,000            406,440
    Torchmark ....................................      8,700            322,161
    Wachovia .....................................     11,200            320,320
                                                                      ----------
                                                                       4,933,627
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                       5
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2001
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 COMMON STOCKS - continued

                                                     Shares              Value
                                                   ----------         ----------
HEALTH -- 2.7%
    Aetna ........................................     12,000         $  331,680
    HCA Healthcare ...............................      4,000            158,640
                                                                      ----------
                                                                         490,320
                                                                      ----------
MATERIALS & PROCESSING -- 8.7%
    Barrick Gold . ...............................     14,000            218,260
    Packaging Corporation Of America* ............     14,400            254,880
    Praxair ......................................     10,600            500,108
    Rohm & Haas ..................................      9,300            301,971
    USX-U.S. Steel Group .........................     20,400            293,556
                                                                      ----------
                                                                       1,568,775
                                                                      ----------
PRODUCER DURABLES -- 6.9%
    Ingersoll-Rand ...............................      5,100            190,230
    Parker Hannifin ..............................      6,700            240,530
    Raytheon .....................................      4,800            154,800
    Rockwell Collins .............................     10,100            136,350
    Snap-On ......................................     11,900            318,444
    York International ...........................      6,400            196,096
                                                                      ----------
                                                                       1,236,450
                                                                      ----------
TECHNOLOGY -- 6.4%
    Agere Systems, Cl A* .........................     85,200            391,920
    Agilent Technologies* ........................     14,500            322,915
    Maxtor* ......................................     62,600            306,740
    Quantum-Dlt & Storage Systems* ...............     15,300            128,979
                                                                      ----------
                                                                       1,150,554
                                                                      ----------
TELECOMMUNICATIONS -- 7.2%
    ALLTEL .......................................      5,100            291,414
    Sprint .......................................     24,700            494,000
    Telephone & Data Systems .....................      5,700            501,030
                                                                      ----------
                                                                       1,286,444
                                                                      ----------
TRANSPORTATION -- 2.6%
    Delphi Automotive Systems ....................     28,700            333,207
    Delta Air Lines ..............................      5,650            129,159
                                                                      ----------
                                                                         462,366
                                                                      ----------

The accompanying notes are an integral part of the financial statements.

                                       6
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO
                                                    OCTOBER 31, 2001
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COMMON STOCKS - concluded

                                                                                  Shares            Value
                                                                                 ---------       ------------
UTILITIES -- 2.1%
    DTE Energy ................................................................      8,900        $   371,041
                                                                                                  -----------
    TOTAL COMMON STOCKS
        (Cost $18,282,527) ....................................................                    17,078,077
                                                                                                  -----------
SHORT-TERM INVESTMENT -- 4.6%
                                                                                   Face
                                                                                  Amount
                                                                                ----------

REPURCHASE AGREEMENT -- 4.6%
    J.P. Morgan Chase Securities, Inc. 2.40%, dated 10/31/01,
        due 11/01/01, to be repurchased at $825,055,
        collateralized by $709,584 of various U.S. Treasury Obligations
        valued at $852,793 (Cost $825,000) ....................................   $825,000            825,000
                                                                                                  -----------
    TOTAL INVESTMENTS -- 99.8%
        (Cost $19,107,527) (a) ................................................                    17,903,077
                                                                                                  -----------
    OTHER ASSETS AND LIABILITIES, NET -- 0.2% .................................                        37,049
                                                                                                  -----------
NET ASSETS CONSIST OF:

    Paid in Capital ...........................................................                   $19,099,685
    Undistributed Net Investment Income .......................................                        25,735
    Accumulated Net Realized Gain .............................................                        19,156
    Net Unrealized Depreciation ...............................................                    (1,204,450)
                                                                                                  -----------
    TOTAL NET ASSETS -- 100.0% ................................................                   $17,940,126
                                                                                                  ===========
    Institutional Class Shares:
    Net Assets ................................................................                   $16,995,848
    Shares Issued and Outstanding ($0.001 par value)
        (Authorized 25,000,000) ...............................................                     1,449,340
    Net Asset Value, Offering and Redemption Price Per Share ..................                        $11.73
                                                                                                       ======
    Institutional Service Class Shares:
    Net Assets ................................................................                   $   944,278
    Shares Issued and Outstanding ($0.001 par value)
        (Authorized 10,000,000) ...............................................                        81,221
    Net Asset Value, Offering and Redemption Price Per  Share .................                        $11.63
                                                                                                       ======

*    Non-Income Producing Security
Cl   Class
(a) The cost for federal income tax purposes was $19,107,527. At October 31, 2001, net unrealized depreciation for all securities based on tax cost was $1,204,450. This consisted of aggregate gross unrealized appreciation for all securities of $1,253,754, and gross unrealized depreciation for all securities of $2,458,204.

The accompanying notes are an integral part of the financial statements.

                                       7
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UAM FUNDS                                    NWQ SPECIAL EQUITY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income
Dividends .......................................................   $   600,183
Interest ........................................................        78,295
Less: Foreign Taxes Withheld ....................................          (717)
                                                                    -----------
   Total Income .................................................       677,761
                                                                    -----------
Expenses
Investment Advisory Fees -- Note B ..............................       322,072
Administrative Fees -- Note C ...................................       112,211
Printing Fees ...................................................        29,993
Registration and Filing Fees ....................................        25,666
Transfer Agent Fees .............................................        22,800
Shareholder Servicing Fees -- Note F ............................        22,176
Audit Fees ......................................................        18,581
Legal Fees ......................................................         9,795
Distribution and Service Fees -- Note D .........................         8,060
Custodian Fees ..................................................         5,817
Directors' Fees -- Note E .......................................         4,887
Other Expenses ..................................................         9,855
                                                                    -----------
   Total Expenses ...............................................       591,913
Less:
Waiver of Investment Advisory Fees -- Note B ....................      (109,903)
                                                                    -----------
   Net Expenses Before Expense Offset ...........................       482,010
                                                                    -----------
Expense Offset -- Note A ........................................          (242)
                                                                    -----------
   Net Expenses After Expense Offset ............................       481,768
                                                                    -----------
Net Investment Income ...........................................       195,993
                                                                    -----------
Net Realized Gain on Investments* ...............................     5,544,021
Net Change in Unrealized Appreciation (Depreciation)
   on Investments ...............................................    (5,123,564)
                                                                    -----------
Net Gain on Investments .........................................       420,457
                                                                    -----------
Net Increase in Net Assets Resulting from Operations ............   $   616,450
                                                                    ===========

* Includes realized gain as a result of a redemption in kind (see Note J).

The accompanying notes are an integral part of the financial statements.

                                       8
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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 STATEMENT OF CHANGES IN NET ASSETS

                                                                                 Year Ended              Year Ended
                                                                                 October 31,             October 31,
                                                                                    2001                    2000
                                                                                ------------            ------------
Increase in Net Assets
Operations:
    Net Investment Income ..................................................    $    195,993            $    147,498
    Net Realized Gain* .....................................................       5,544,021               2,311,493
    Net Change in Unrealized Appreciation (Depreciation) ...................      (5,123,564)              1,539,782
                                                                                ------------            ------------
    Net Increase in Net Assets Resulting from
           Operations ......................................................         616,450               3,998,773
                                                                                ------------            ------------
Distributions:
Net Investment Income:
    Institutional Class ....................................................        (170,470)               (149,544)
    Institutional Service Class ............................................          (4,123)                 (8,936)
Net Realized Gain:
    Institutional Class ....................................................      (4,502,630)               (144,151)
    Institutional Service Class ............................................        (382,454)                (54,545)
                                                                                ------------            ------------
       Total Distributions .................................................      (5,059,677)               (357,176)
                                                                                ------------            ------------
Capital Share Transactions (Note I):
Institutional Class:
    Issued .................................................................      12,914,483              15,349,062
    In Lieu of Cash Distributions ..........................................       4,634,520                 293,695
    Redeemed* ..............................................................     (25,713,879)             (5,488,036)
                                                                                ------------            ------------
    Net Increase (Decrease) from Institutional Class Shares ................      (8,164,876)             10,154,721
                                                                                ------------            ------------
Institutional Service Class:
    Issued .................................................................         407,954                 654,009
    In Lieu of Cash Distributions ..........................................         385,679                  63,353
    Redeemed ...............................................................      (4,528,102)             (2,851,361)
                                                                                ------------            ------------
    Net Decrease from Institutional Service Class Shares ...................      (3,734,469)             (2,133,999)
                                                                                ------------            ------------
    Net Increase (Decrease) from Capital Share Transactions ................     (11,899,345)              8,020,722
                                                                                ------------            ------------
    Total Increase (Decrease) ..............................................     (16,342,572)             11,662,319
                                                                                ------------            ------------
Net Assets:
    Beginning of Period ....................................................      34,282,698              22,620,379
                                                                                ------------            ------------
    End of Period (including undistributed net investment income
           of $25,735 and $4,335, respectively) ............................    $ 17,940,126            $ 34,282,698
                                                                                ============            ============

* Includes realized gain and redemptions as a result of a redemption in kind (see Note J).

The accompanying notes are an integral part of the financial statements.

                                       9
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                         Institutional Class Shares
                                                        --------------------------------------------------------------
                                                            Year            Year              Year          November 4,
                                                           Ended            Ended            Ended          1997*** to
                                                         October 31,      October 31,      October 31,      October 31,
                                                            2001             2000             1999             1998
                                                         ----------       ----------       ----------       ----------
Net Asset Value,
    Beginning of Period .................................  $ 13.28          $ 11.84          $ 10.01          $ 10.00
                                                           -------          -------          -------          -------
Income from Investment Operations
Net Investment Income ...................................     0.08             0.07             0.03             0.02
Net Realized and Unrealized
    Gain (Loss) .........................................     0.09             1.55             1.88            (0.01)@
                                                           -------          -------          -------          -------
    Total from Investment
       Operations .......................................     0.17             1.62             1.91             0.01
                                                           -------          -------          -------          -------
Distributions
    Net Investment Income ...............................    (0.06)           (0.07)           (0.03)              --
    Net Realized Gain ...................................    (1.66)           (0.11)           (0.05)              --
                                                           -------          -------          -------          -------
    Total Distributions .................................    (1.72)           (0.18)           (0.08)              --
                                                           -------          -------          -------          -------
Net Asset Value,
    End of Period .......................................  $ 11.73          $ 13.28          $ 11.84          $ 10.01
                                                           =======          =======          =======          =======
Total Return+ ...........................................     1.23%           13.80%           19.33%            0.10%**
                                                           =======          =======          =======          =======
Ratios and Supplemental Data
Net Assets, End of Period
    (Thousands) .........................................  $16,996          $29,547          $16,406          $14,167
Ratio of Expenses to
    Average Net Assets ..................................     1.25%            1.15%            1.22%            1.16%*
Ratio of Net Investment Income
    to Average Net Assets ...............................     0.54%            0.60%            0.26%            0.42%*
Portfolio Turnover Rate .................................       66%              49%              26%              23%

  * Annualized
 ** Not Annualized
*** Commencement of Operations
  + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
  @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

                                       10
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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period

                                                                        Institutional Service Class Shares
                                                          --------------------------------------------------------------
                                                             Year              Year             Year          November 7,
                                                            Ended             Ended            Ended          1997*** to
                                                          October 31,       October 31,      October 31,      October 31,
                                                             2001              2000             1999             1998
                                                          ----------        ----------       ----------       ----------
Net Asset Value,
    Beginning of Period .................................   $13.20           $11.77           $ 9.96           $ 9.90
                                                            ------           ------           ------           ------
Income from Investment Operations
    Net Investment Income (Loss) ........................    (0.01)            0.02            (0.02)           (0.01)
    Net Realized and
    Unrealized Gain .....................................     0.12             1.54             1.88             0.07 @
                                                            ------           ------           ------           ------
    Total from Investment Operations ....................     0.11             1.56             1.86             0.06
                                                            ------           ------           ------           ------
Distributions
    Net Investment Income ...............................    (0.02)           (0.02)              --               --
    Net Realized Gain ...................................    (1.66)           (0.11)           (0.05)              --
                                                            ------           ------           ------           ------
    Total Distributions .................................    (1.68)           (0.13)           (0.05)              --
                                                            ------           ------           ------           ------
Net Asset Value,
    End of Period .......................................   $11.63           $13.20           $11.77           $ 9.96
                                                            ======           ======           ======           ------
Total Return+ ...........................................     0.71%           13.33%           18.79%            0.61%**
                                                            ======           ======           ======           ------
Ratios and Supplemental Data
Net Assets, End of Period
    (Thousands) .........................................   $  944           $4,735           $6,215           $5,001
Ratio of Expenses to
    Average Net Assets ..................................     1.65%            1.55%            1.62%            1.56%*
Ratio of Net Investment
    Income (Loss)
    to Average Net Assets ...............................     0.07%            0.13%           (0.14)%          (0.16)%*
Portfolio Turnover Rate .................................       66%              49%              26%              23%

   *  Annualized
  **  Not Annualized
 ***  Initial Offering of Institutional Service Class Shares.
   + Total return would have been lower had the Adviser not waived and assumed certain expenses during the periods indicated.
   @ The amounts shown for a share outstanding throughout the period do not accord with aggregate net losses on investments for the period because of the timing of sales and repurchases of the portfolio shares in relation to fluctuating market value of the investments in the Portfolio.

The accompanying notes are an integral part of the financial statements.

                                       11
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

      UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The NWQ Special Equity Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2001, the UAM Funds were composed of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The Portfolio currently offers two separate classes of shares-Institutional Class Shares and Institutional Service Class Shares ("Service Class Shares"). Both classes of shares have identical voting rights (except Service Class shareholders have exclusive voting rights with respect to matters relating to distributions and shareholder servicing of such shares), dividend, liquidation and other rights. The objective of the Portfolio is to seek long-term capital appreciation by investing primarily in the common stock and other equity securities of companies which, in the Adviser's opinion, are undervalued at the time of purchase and offer the potential for above-average capital appreciation.

      A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

            1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available is determined in good faith at fair value following procedures approved by the Board of Directors.

            2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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            3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

            Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

            4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed annually. All distributions are recorded on ex-dividend date.

            The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments for net operating losses.

            Permanent book and tax basis differences relating to the redemption in kind resulted in a reclassification of $2,904,482 from accumulated net realized gain to paid in capital.

            Permanent book and tax basis differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

             5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains or losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses that cannot be directly

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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      attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated to each class of shares based upon their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

            6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

      B. Investment Advisory Services: Under the terms of an investment advisory agreement, NWQ Investment Management Company (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio for a monthly fee calculated at an annual rate of 0.85% of average daily net assets.

      The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.25% of average net assets of the Portfolio's Institutional Class Shares and 1.65% of the average net assets of the Portfolio's Institutional Service Class Shares.

      C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc. ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc. ("DST") and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

      Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $94,250 and a fee based on the number of active shareholder accounts.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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      For the five months ended March 31, 2001 UAMFSI was paid $58,395, of which
$21,039 was paid to SEI for their services, $13,750 to DST for the services and $7,550 to UAMSSC for their services.

      Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

      Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the seven months ending October 31, 2001 the Administrator was paid $53,816.

      Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center (PBHGSSC, formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, the Portfolio paid PBHGSSC $2,575.

      D. Distribution Services: Prior to April 1, 2001, UAM Fund Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

      Effective April 30, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

      In addition, the Portfolio's Service Class Shares pay service fees at an annual rate of 0.40% of the average daily value of the Portfolio's Service Class Shares owned by clients of the Service Agents.

      E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

      F. Shareholder Servicing Fees: Certain brokers, dealers, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing.

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

      G. Purchases and Sales: For the year ended October 31, 2001, purchases and sales of investment securities other than long-term U.S. Government securities and short-term securities were $23,579,327 and $41,372,979, respectively.

      There were no purchases or sales of long-term U.S. Government securities.

      H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.75%. In addition, a commitment fee of 0.10% per annum (provided that for the period beginning April 27, 2001 through July 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2001, the Portfolio had no borrowings under the agreement.

      I. Capital Share Transactions: Transactions in capital shares for the Portfolio, by class, were as follows:

                                                                                                    Institutional
                                                     Institutional Class Shares                 Service Class Shares
                                                  ---------------------------------         -------------------------------
                                                     Year                Year                  Year                 Year
                                                    Ended                Ended                Ended                Ended
                                                  October 31,          October 31,          October 31,          October 31,
                                                     2001                 2000                 2001                 2000
                                                  ----------           ----------           ----------           ----------
Shares Issued .............................          975,072            1,240,636               31,059               54,347
In Lieu of Cash Distributions .............          380,101               24,013               31,345                5,304
Shares Redeemed ...........................       (2,131,490)            (424,204)            (399,923)            (228,718)
                                                  ----------           ----------           ----------           ----------
Net Increase (Decrease) from
    Capital Share Transactions ............         (776,317)             840,445             (337,519)            (169,067)
                                                  ==========           ==========           ==========           ==========

                                       16
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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      J. Other: At October 31, 2001, the percentage of total shares outstanding held by record shareholders each owning 10% or greater of the aggregate total shares outstanding for the Portfolio was as follows:

                                           No. of           %
                                        Shareholders    Ownership
                                        ------------   -----------

Institutional Class ..................        2            79%
Institutional Service Class ..........        1            88%

      During the year ended October 31, 2001, the Portfolio distributed securities in lieu of cash for an Institutional Shareholder redemption. The shareholder received a pro-rata portion of the Portfolio's holding. The value of the redemption was $23,968,504 (of which $2,904,482 was a realized gain for financial reporting purposes). Institutional shares of 1,998,175 were redeemed from the Portfolio as a part of this transaction. This transaction was completed following guidelines approved by the Board of Directors.

      K. Subsequent Event--Agreement and Plan of Reorganization: Shareholders of record of the Portfolio as of October 12, 2001 have been asked to vote on the following proposal regarding the proposed reorganization of the Portfolio:

            To approve the transfer of the Portfolio into PBHG Funds, Inc. as a new portfolio named PBHG New Perspective Fund. This action requires approval by the shareholders of the Portfolio of an Agreement and Plan of Reorganization between UAM Funds, Inc. acting on behalf of the Portfolio and PBHG Funds, Inc. acting on behalf of the PBHG New Perspective Fund. The transfer is expected to be completed effective December 14, 2001.

                                       17
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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
NWQ Special Equity Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of NWQ Special Equity Portfolio (one of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 14, 2001

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UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

--------------------------------------------------------------------------------
Federal Income Tax Information: (Unaudited)

For the fiscal year ended October 31, 2001 the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders is 68.9%.

NWQ Special Equity Portfolio hereby designates approximately $4,231,840 as a long-term capital gain dividend for the purpose of the dividend paid deduction on their federal income tax returns.

                                     NOTES

                                     NOTES

UAM FUNDS                                           NWQ SPECIAL EQUITY PORTFOLIO

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Officers and Directors

James F. Orr, III                        Linda T. Gibson, Esq.
Director, President and Chairman         Vice President and Secretary

John T. Bennett, Jr.                     Sherry Kajdan Vetterlein
Director                                 Vice President and Assistant Secretary

Nancy J. Dunn                            Christopher Salfi
Director                                 Treasurer

Philip D. English                        Suzan M. Barron
Director                                 Assistant Secretary

William A. Humenuk                       Molly S. Mugler
Director                                 Assistant Secretary

--------------------------------------------------------------------------------

UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
NWQ Investment Management Company
2049 Century Park East, 4th Floor
Los Angeles, CA 90067
www.nwq.com

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.